                                                                 Exhibit (10)(l)

                      FIRST AMENDMENT TO CREDIT AGREEMENT



                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of August 18, 1994 (the "AMENDMENT") among ONEOK, INC., a Delaware corporation (the "COMPANY"), the financial institutions (the "BANKS") party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "AGENT"), and amends that certain Credit Agreement dated as of August 20, 1993, among the Company, the Banks and the Agent (as so amended or modified from time to time, the "CREDIT AGREEMENT").


                                    RECITALS

                 WHEREAS, the Company has requested that the Banks and the Agent amend certain provisions of the Credit Agreement to extend the Maturity Date, reduce the pricing of Offshore Rate Loans, reduce the commitment fee, adjust the Commitments of certain Banks, and to make certain other amendments and modifications to the Credit Agreement, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

                 2.       Amendments to Credit Agreement.

                          2.1  The definition of "Maturity Date" in Section 1.1
of the Credit Agreement is hereby amended by deleting "August 18, 1994" and inserting "August 17, 1995" in lieu thereof.

                          2.2  The definition of "Offshore Applicable Margin"
in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

                 "Offshore Applicable Margin" means, with respect to Offshore Rate Loans, 0.35% per annum."

                          2.3  The definition of "Requisite Banks" in Section
1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:





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                 "Requisite Banks" means, as at any date of determination, (a)
                 prior to the termination of all Commitments, Banks having at least 51% of the Commitments, and (b) otherwise, Banks holding at least 51% of the aggregate principal amount of Loans outstanding."

                          2.4   Section 2.10(b) shall be amended by amending
and restating the first sentence thereof in its entirety as follows:

                 "The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that calendar quarter as calculated by the Agent, equal to 0.125% per annum."

                          2.5   The first sentence of Section 2.13 shall be
amended and restated in its entirety as follows:

                 "The Company may request that the Banks extend the Maturity Date for successive 364 day periods by notifying the Banks in writing through the Agent not more than 60 days nor less than 30 days prior to the Maturity Date, then in effect."

                          2.6  Section 5.5 shall be amended by deleting "August
31, 1992" and inserting "August 31, 1993" in lieu thereof, and by deleting "November 30, 1992, February 28, 1993, and May 31, 1993" and inserting "November 30, 1993, February 28, 1994, and May 31, 1994" in lieu thereof.

                          2.7  Section 5.11(b) shall be amended by deleting
"August 31, 1992" and inserting in lieu thereof "August 31, 1993",

                          2.8  Section 7.1(j) is hereby amended by deleting
"5%" and inserting "10%" in lieu thereof.

                          2.9  Section 7.2 is hereby amended by amending and
restating the proviso in the first paragraph thereof as follows:

                 "provided, however, the foregoing shall not be deemed to restrict or preclude the merger or consolidation of any Subsidiary with or into the Company or any other Subsidiary, or the conveyance, transfer or lease of the properties and assets of any Subsidiary substantially as an entirety (measured on a consolidated basis) to any other Subsidiary, if the requirements of subsection 7.2(a), (b), and (c) shall have been met, and a certificate signed by a Responsible Officer and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Section 7.2 and that all conditions precedent herein





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                 provided for relating to such transaction have been complied with, shall have been delivered, provided, further, that the Company shall not convey or transfer any assets to a Subsidiary for the purpose of improving the credit position of such Subsidiary in order to enable it to borrow money."

                          2.10  Schedule 1.1 to the Credit Agreement shall be
deleted in its entirety, and a new Schedule 1.1, in the form of Schedule 1.1 to this Amendment, shall be inserted in lieu thereof. Schedule 5.16 to the Credit Agreement shall be deleted in its entirety.

                 3. Representations and Warranties. Company represents and warrants to Banks and Agent that, on and as of the date hereof, and after giving effect to this Amendment:

                          3.1     Authorization.  The execution, delivery and
performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

                          3.2     Binding Obligation.  This Amendment is the
legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms.

                          3.3  No Legal Obstacle to Credit Agreement.  The
execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

                          3.4  Incorporation of Certain Representations.  The
representations and warranties of the Company set forth in Section 5 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

                          3.5     Default.  No Default or Event of Default
under the Credit Agreement has occurred and is continuing.

                 4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Banks:

                          4.1     Authorized Signatories.  A certificate,
signed by the Secretary or an Assistant Secretary of Company and dated the date of this Amendment, as to the incumbency





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of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of Company.

                          4.2     Other Evidence.  Such other evidence with
respect to the Company or any other person as the Agent or any Bank may reasonably request in connection with this Amendment and the compliance with the conditions set forth herein.


                 5.       Miscellaneous.

                          5.1     Effectiveness of the Credit Agreement and the
Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                          5.2     Waivers.  This Amendment is limited solely to
the matters expressly set forth herein and is specific in time an in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor doe it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, no shall it require the Requisite Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver or any other default of the same or of any other term or provision.

                          5.3     Counterparts.  This Amendment may be executed
in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

                          5.4     Jurisdiction.  This Amendment shall be
governed by and construed under the laws of the State of California.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the date first written above.


                                        ONEOK Inc.


                                        By:    J. D. NEAL
                                        Name:  J. D. Neal
                                        Title: Vice President, Treasurer,
                                               Chief Financial Officer, and
                                               Chief Accounting Officer

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as Agent


                                        By:    LEO CHENEVERT
                                               Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as a Bank


                                        By:    MARK F. MILNER
                                               Vice President


                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION


                                        By:    TIMOTHY E. PERRY
                                        Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By:    F.C.H. ASHBY
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations





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                                        MELLON BANK, N.A.


                                        By:    A. J. SABATELLE
                                        Title: Vice President


                                        BANK OF OKLAHOMA, N.A.


                                        By:    JANE FAULKENBERRY
                                        Title: Vice President


                                        BANK IV OKLAHOMA N.A.


                                        By:    GLENN ELROD
                                        Title: Sr. V. P.


                                        BOATMEN'S FIRST NATIONAL BANK
                                        OF OKLAHOMA


                                        By:    E. M. BEHNKEN
                                        Title: Vice President


                                        LIBERTY BANK & TRUST COMPANY OF
                                        OKLAHOMA CITY, N.A.


                                        By:    LAURA CHRISTOFFERSON
                                        Title: Vice President


                                        LIBERTY BANK & TRUST CO.
                                        OF TULSA, N.A.


                                        By:    ROBERT D. MATTAX
                                        Title: Vice President-Regional Banking





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                                  SCHEDULE 1.1


                                  COMMITMENTS
                              AND PRO RATA SHARES


                                                                                   Pro Rata
        Bank                                             Commitment                  Share
        ----                                             ----------                  -----
Bank of America National Trust
  and Savings Association                              $ 35,000,000                  23.33%

Texas Commerce Bank
  National Association                                   25,000,000                  16.67%

The Bank of Nova Scotia                                  20,000,000                  13.33%

Mellon Bank, N.A.                                        10,000,000                   6.67%

Bank of Oklahoma, N.A.                                   15,000,000                  10.00%

Bank IV Oklahoma, N.A.                                   15,000,000                  10.00%

Boatmen's First National Bank
  of Oklahoma                                            15,000,000                  10.00%

Liberty Bank & Trust Company
  of Oklahoma City, N.A.                                  8,500,000                   5.67%

Liberty Bank & Trust Co.
  of Tulsa, N.A.                                          6,500,000                   4.33%
                                                        -----------                 -------

                          TOTAL:                       $150,000,000                 100.00%





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